EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Jan-05                                                           31-Jan-05

   Distribution Date:          BMW VEHICLE OWNER TRUST 2002-A           Period #
   25-Feb-05                   ------------------------------                33

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   Balances
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

                                                                        Initial       Period End
      Receivables                                                $1,401,763,032     $228,266,859
      Reserve Account                                               $14,017,630      $10,427,282
      Yield Supplement Overcollateralization                         $6,397,885       $1,104,473
      Class A-1 Notes                                              $311,000,000               $0
      Class A-2 Notes                                              $358,426,000               $0
      Class A-3 Notes                                              $446,779,000               $0
      Class A-4 Notes                                              $251,253,000     $199,255,239
      Class B Notes                                                 $27,907,000      $27,907,000

   Current Collection Period
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      Beginning Receivables Outstanding                            $246,840,892
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                         $11,866,078
            Receipts of Pre-Paid Principal                           $6,409,810
            Liquidation Proceeds                                       $156,177
            Principal Balance Allocable to Gross Charge-offs           $141,969
         Total Receipts of Principal                                $18,574,034

         Interest Distribution Amount
            Receipts of Interest                                     $1,048,371
            Servicer Advances                                                $0
            Reimbursement of Previous Servicer Advances                ($60,428)
            Accrued Interest on Purchased Receivables                        $0
            Recoveries                                                  $80,721
            Net Investment Earnings                                     $18,795
         Total Receipts of Interest                                  $1,087,459

         Release from Reserve Account                                   $85,941

      Total Distribution Amount                                     $19,605,464

      Ending Receivables Outstanding                               $228,266,859


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   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance        $2,002,172
      Current Period Servicer Advance                                        $0
      Current Reimbursement of Previous Servicer Advance               ($60,428)
      Ending Period Unreimbursed Previous Servicer Advances          $1,941,744

   Collection Account
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      Deposits to Collection Account                                $19,605,464
      Withdrawals from Collection Account
         Servicing Fees                                                $205,701
         Class A Noteholder Interest Distribution                      $809,241
         First Priority Principal Distribution                               $0
         Class B Noteholder Interest Distribution                      $112,791
         Regular Principal Distribution                             $18,477,732
         Reserve Account Deposit                                             $0
         Unpaid Trustee Fees                                                 $0
         Excess Funds Released to Depositor                                  $0
      Total Distributions from Collection Account                   $19,605,464

   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                        $0
         Release from Collection Account                                     $0
      Total Excess Funds Released to the Depositor                           $0

   Note Distribution Account
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      Amount Deposited from the Collection Account                  $19,399,763
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $19,399,763

   Distributions
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      Monthly Principal Distributable Amount                    Current Payment   Ending Balance   Per $1,000    Factor
      Class A-1 Notes                                                        $0               $0      $0.00       0.00%
      Class A-2 Notes                                                        $0               $0      $0.00       0.00%
      Class A-3 Notes                                                        $0               $0      $0.00       0.00%
      Class A-4 Notes                                               $18,477,732     $199,255,239     $73.54      79.30%
      Class B Notes                                                          $0      $27,907,000      $0.00     100.00%

      Interest Distributable Amount                             Current Payment       Per $1,000
      Class A-1 Notes                                                        $0            $0.00
      Class A-2 Notes                                                        $0            $0.00
      Class A-3 Notes                                                        $0            $0.00
      Class A-4 Notes                                                  $809,241            $3.22
      Class B Notes                                                    $112,791            $4.04



   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------------
                                                                           Prior
                                                                      Period Carryover  Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-2 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-3 Interest Carryover Shortfall                                 $0               $0           $0
      Class A-4 Interest Carryover Shortfall                                 $0               $0           $0
      Class B Interest Carryover Shortfall                                   $0               $0           $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period        Ending Period
      Number of Contracts                                                23,004           22,173
      Weighted Average Remaining Term                                     22.30            21.39
      Weighted Average Annual Percentage Rate                             6.32%            6.32%

      Delinquencies Aging Profile End of Period                   Dollar Amount       Percentage
         Current                                                   $200,557,797           87.86%
         1-29 days                                                  $22,449,468            9.83%
         30-59 days                                                  $3,980,862            1.74%
         60-89 days                                                    $568,340            0.25%
         90-119 days                                                   $182,692            0.08%
         120+ days                                                     $527,700            0.23%
         Total                                                     $228,266,859          100.00%
         Delinquent Receivables +30 days past due                    $5,259,594            2.30%


      Write-offs
         Gross Principal Write-Offs for Current Period                 $141,969
         Recoveries for Current Period                                  $80,721
         Net Write-Offs for Current Period                              $61,249

         Cumulative Realized Losses                                  $7,039,263


      Repossessions                                               Dollar Amount            Units
         Beginning Period Repossessed Receivables Balance              $552,092               36
         Ending Period Repossessed Receivables Balance                 $736,019               46
         Principal Balance of 90+ Day Repossessed Vehicles              $59,440                5


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   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $1,200,775
      Beginning Period Amount                                        $1,200,775
      Ending Period Required Amount                                  $1,104,473
      Current Period Release                                            $96,302
      Ending Period Amount                                           $1,104,473
      Next Distribution Date Required Amount                         $1,012,407

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                              $10,513,223
      Beginning Period Amount                                       $10,513,223
      Net Investment Earnings                                           $18,795
      Current Period Deposit                                                 $0
      Current Period Release to Collection Account                      $85,941
      Current Period Release to Depositor                                    $0
      Ending Period Required Amount                                 $10,513,223
      Ending Period Amount                                          $10,427,282

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